UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 8, 2024

BRIDGFORD FOODS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 S. Good-Latimer Expressway, Dallas TX	75226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 428-1535

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	BRID	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 – Shareholder Director Nominations.

2024 Annual Meeting of Shareholders

Bridgford Foods Corporation (the “Company”) expects to hold its 2024 annual meeting of shareholders (the “2024 Annual Meeting”) on or about March 27, 2024. The Company expects to establish the record date for the 2024 Annual Meeting on or about February 2, 2024. The Company will provide additional details regarding the exact time, location and matters to be voted on at the 2024 Annual Meeting in the Company’s proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission prior to the Annual Meeting.

Shareholder Proposal and Director Nominations Deadlines

Because the scheduled date of the 2024 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2023 annual meeting of shareholders, the deadlines for stockholders to propose actions for consideration or to nominate individuals to serve as directors at the 2024 Annual Meeting previously set forth in the Company’s 2023 proxy statement are no longer applicable. The Company is providing notice of revised deadlines in connection with the 2024 Annual Meeting (i) for the submission of stockholder proposals for inclusion in the proxy statement in compliance with Rule 14a-8 of the Exchange Act (“Rule 14a-8”) and (ii) under the advance notice provisions applicable to stockholders desiring to bring nominations for directors or proposals other than pursuant to Rule 14a-8.

Revised Deadline for Rule 14a-8 Shareholder Proposals

Qualified stockholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be presented at the 2024 Annual Meeting and included in the Company’s proxy statement and form of proxy relating to that meeting must be received at the Company’s headquarters and addressed to the Company’s Corporate Secretary, c/o Bridgford Foods Corporation, 1707 South Good-Latimer Expressway, Dallas, Texas 75226, by no later than January 19, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials for the 2024 Annual Meeting. Any proposal received after such date will be considered untimely for inclusion in the proxy statement. All Rule 14a-8 proposals must comply with applicable California law and the rules and the rules and regulations promulgated by the U.S. Securities and Exchange Commission.

Revised Advance Notice Deadline for Director Nominations and Other Shareholder Proposals

The Company’s Bylaws include separate advance notice provisions applicable to shareholders desiring to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company’s Corporate Secretary regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Company’s Bylaws. To be timely, a shareholder who intends to present nominations or a proposal at the 2024 Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company’s Corporate Secretary no later than close of business on January 19, 2024.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

January 9, 2024	By:	/s/ Cindy Matthews-Morales
Cindy Matthews-Morales
Principal Financial Officer